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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 31, 2006

                         VYTERIS HOLDINGS (NEVADA), INC.
             (Exact Name of Registrant as Specified in its Charter)


          Nevada                     000-32741              84-1394211
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(State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)              File Number)        Identification No.)


13-01 Pollitt Drive, Fair Lawn, NJ                            07410
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(Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (201) 703-2299
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

        [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

        [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS.

        On January 31, 2006, Vyteris Holdings (Nevada), Inc. (the "Company"), issued the press release, dated January 31, 2006, attached hereto as Exhibit 99.1.

        On January 31, 2006, Spencer Trask Specialty Group, LLC ("STSG") agreed to provide the Company with a $250,000 loan in the form of 10.0% Subordinated Convertible Unsecured Promissory Notes (the "Promissory Note"). Pursuant to the terms of the Promissory Note, amounts must be repaid on or before December 1, 2008. At any time prior to maturity date, STSG shall have the option to convert the entire Promissory Note and interest accrued into shares of the Company's common stock at a conversion price of $2.40 per share. In connection with the Promissory Note, the Company issued warrants to STSG that are exercisable into a maximum of 52,083 shares, in the aggregate, of the Company's common stock at an exercise price of $2.88 per share.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.          Description
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   99.1              Press release dated January 31, 2006.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VYTERIS HOLDINGS (NEVADA), INC.

Dated: February 6, 2006                    By: /s/ Michael McGuinness
                                               --------------------------------
                                               Michael McGuinness
                                               Vice President and Chief
                                               Financial Officer, Assistant
                                               Secretary and Treasurer

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                                  EXHIBIT INDEX


EXHIBIT NO.                                DESCRIPTION
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   99.1        Press release, dated January 31, 2006